[*] Indicates confidential portions omitted pursuant to a request for confidential treatment filed separately with the Commission

Exhibit 10.1
FOURTH AMENDMENT TO THE
CO-BRANDED CREDIT CARD PROGRAM AGREEMENT

This Fourth Amendment (“Amendment”) is between Citibank, N.A. (“Bank”) and Costco Wholesale Corporation (“Costco”), is effective as of January 1, 2018, and amends that certain Co-Branded Credit Card Program Agreement, by and between Bank and Costco, dated February 27, 2015 (the “Agreement”).
Pursuant to Section 16.10 and 4.05(a) of the Agreement, the Bank and Costco agree as follows:
1. Defined Terms. All capitalized terms used but not defined in this Amendment will have the meanings ascribed to such terms in the Agreement.
2. Amendments to Co-Branded Cardholder Account Terms.

a.
No Introductory Rate. Effective January 25, 2018, the Co-Branded Cardholder Account Terms will no longer include an introductory rate of 0% for 7 months from date of account opening on purchases. Accordingly, as of January 25, 2018, the first row of the chart in Schedule 4.05(a)(Consumer Co-Branded Cardholder Account Terms) and first row of the chart in Schedule 4.05(a)(ii)(Small Business Co-Branded Card Terms) are each deleted and replaced with the following:

Annual Percentage Rate (APR) for purchases	Your APR will be 16.24%. This APR will vary with the market based on the Prime Rate.

b.
No Foreign Exchange Fee and Incremental Rewards Costs. Effective January 25, 2018, the Co-Branded Cardholder Account Terms will no longer include a fee for foreign purchases of 3% of the US dollar amount of each purchase.

i.
Accordingly, as of January 25, 2018, the references in the penultimate row of the chart in Schedule 4.05(a)(Consumer Co-Branded Cardholder Account Terms) and the penultimate row of the chart in Schedule 4.05(a)(ii)(Small Business Co-Branded Card Terms) to “3% of each purchase transaction in US dollars” are deleted and replaced with the following: “No fee”.

ii.	A new Paragraph (11) is added to Schedule 9.01 as follows:

“(11)    Bank will reimburse Costco for the annual net incremental Rewards costs (“Foreign Sales Rewards Reimbursement”) Costco incurs due to the removal of the foreign exchange fee from the Co-Branded Cardholder Account Terms on January 25, 2018, up to a maximum amount of [*] per year. The applicable annual reimbursement amount will be calculated as set forth on Exhibit 1 to this Schedule 9.01, using the agreed-upon baseline numbers as set forth therein. Bank will make the resulting reimbursement payment annually on or about the date that the true up payment referenced in Paragraph (4)(d) above is made. Calculation for partial calendar year 2026 will be performed following the Expiration of the Agreement unless the Agreement is renewed.”

iii.	Exhibit 1 to Schedule 9.01 is attached to this Amendment as Attachment 1.

3. Full Force and Effect. The Agreement, as modified hereby, will remain in full force and effect and this Amendment will not be deemed to be an amendment or a waiver of any other provision of the Agreement except as expressly stated herein. All such other provisions of the Agreement will also be deemed to apply to this Amendment.

4. No Modification or Waiver; Incorporation. No modification, amendment or waiver of this Amendment will be effective or binding unless made in writing and signed by the Parties. The Parties agree that, except for those modifications expressly set forth in this Amendment, all terms and provisions of the Agreement will remain unchanged and in full force and effect. This Amendment and the Agreement will hereafter be read and construed together as a single document, and all references to the Agreement will hereafter refer to the Agreement as amended by this Amendment.

[*] Indicates confidential portions omitted pursuant to a request for confidential treatment filed separately with the Commission

5. Counterparts. This Amendment may be executed in counterparts and if so executed will be enforceable and effective upon the exchange of executed counterparts, including by facsimile or electronic transmissions of executed counterparts.

[Signature page follows]

[*] Indicates confidential portions omitted pursuant to a request for confidential treatment filed separately with the Commission

Duly authorized representatives of the Parties have executed this Amendment.

COSTCO WHOLESALE CORPORATION By: /s/ Paul Latham Name: Paul Latham Title: SVP - Membership, Marketing, Services	CITIBANK, N.A. By: /s/ Val Greer Name: Val Greer Title: MD, Citi Cards

[*] Indicates confidential portions omitted pursuant to a request for confidential treatment filed separately with the Commission

Attachment 1 to Amendment 4
Exhibit 1
Foreign Sales Rewards Reimbursement Calculation
The Foreign Sales Rewards Reimbursement will be calculated as [*]:

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If the Foreign Sales Rewards Reimbursement calculation results in a negative number, [*]. The Foreign Sales Rewards Reimbursement payment from Citi to Costco is capped at [*].

Definitions

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Note: Letters in { } correspond to the sample calculation provided by Citi attached to this Exhibit 1.

[*] Indicates confidential portions omitted pursuant to a request for confidential treatment filed separately with the Commission

Exhibit 1: Foreign Exchange Related Rewards Cost Reimbursement Calculation
[*]